                                                                    Exhibit 21.1

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
                               ----------------------------------------------------------
                                               B & G Foods Holdings Corp.
                                            (f/k/a B Companies Holdings Corp.)
                               ----------------------------------------------------------
                                                            |
                                                            |
                        -----------------------------------------------------------------------
                                 B&G Foods, Inc. (f/k/a B Companies Acquisition Corp.)
                        -----------------------------------------------------------------------
                                    |                                             |
                                    |                                             |
                        ----------------------------------------                   ---------------
                                     BGH Holdings                                                |
                        ----------------------------------------                                 |
                         |              |                     |                                  |
                         |     ----------------------       ------------------------      ------------------
            --------------      Bloch & Guggenheimer          Roseland Distribution         Burns & Ricker
            |                  ----------------------                Company              ------------------
            |                           |                     (f/k/a B&G Foods, Inc.)
            |                  ----------------------       ------------------------
            |                  RWBV Acquisition Corp.
            |                  ----------------------
            |
--------------------------
Trappey's Fine Foods, Inc.
--------------------------


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